o     192 PA-1

                      SUPPLEMENT DATED SEPTEMBER 20, 1999
                             TO THE PROSPECTUS OF
              FRANKLIN REAL ESTATE SECURITIES FUND ADVISOR CLASS
                            DATED SEPTEMBER 1, 1999


The prospectus is amended as follows:

      The Advisor Class Annual Total Returns chart in the Performance section of the prospectus erroneously excluded the dates from the five depicted performance bars. The chart should include the calendar years of '94 for the 9.60% return, '95 for the 18.04% return, '96 for the 32.50% return, '97 for the 20.24% return and '98 for the -15.11% return.

               Please keep this supplement for future reference.